UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2006

VIRGINIA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-22283	54-1829288
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

102 South Main Street, Culpeper, Virginia 22701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (540) 829-1633

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 24, 2006, Virginia Financial Group, Inc. (“VFG”) amended Section 1 of Article III of VFG’s Articles of Incorporation to change the par value of VFG’s common stock from $5.00 per share to $1.00 per share.

A copy of the Articles of Amendment to the Articles of Incorporation of VFG is attached hereto as Exhibit 3.1.1. A complete copy of the Articles of Incorporation as amended will be filed as an exhibit to VFG’s next quarterly report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
3.1.1	Articles of Amendment to Articles of Incorporation of Virginia Financial Group, Inc. (Effective August 24, 2006)

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA FINANCIAL GROUP, INC.

By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President
and Chief Financial Officer

August 25, 2006

2

EXHIBIT INDEX

Exhibit
3.1.1	Articles of Amendment to Articles of Incorporation of Virginia Financial Group, Inc. (Effective August 24, 2006)

3